As filed with the U.S. Securities and Exchange Commission on September 9, 2019
Securities Act File No. 333-_________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

THE HARTFORD MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

690 Lee Road

Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

1-610-386-4068
(Registrant’s Area Code and Telephone Number)

Thomas R. Phillips, Esq.

Hartford Funds Management Company, LLC
690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective October 9, 2019, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THE HARTFORD MUTUAL FUNDS, INC.,

ON BEHALF OF THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

October [9], 2019

Dear Shareholder:

At a meeting held on August 6-7, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of The Hartford International Small Company Fund (the “Acquired Fund”), a series of the Company, with and into the Hartford Global Impact Fund (the “Acquiring Fund” and, collectively, with the Acquired Fund, the “Funds”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on [November 22], 2019 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equivalent dollar value to your shares in the Acquired Fund, based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”).

After carefully considering the merits of the Reorganization, the Board determined that combining the Funds is in the best interests of each Fund. In connection with the Reorganization, you should note the following:

•	The Reorganization is expected to qualify as a tax-free transaction;

•	The value of your investment will not change as a result of the Reorganization;

•	The shareholders of the Acquired Fund are expected to benefit from lower management fees following the Reorganization;

•	The expense limitation arrangement for the Acquiring Fund will extend until February 28, 2021; and

•	The Reorganization is also expected to provide shareholders of both Funds with the opportunity to potentially benefit from economies of scale.

The Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the Valuation Time;

•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

Existing shareholders are permitted to purchase additional shares of the Acquired Fund until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. The Acquired Fund was closed to new investors effective April 29, 2016.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus (the “Information Statement/Prospectus”), which contains information about the Acquiring Fund, including its investment objective, strategies, risks, performance, fees and expenses. At the completion of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund. Each Fund has a similar investment objective and some similar principal investment strategies and principal risks, but there are some differences, which are explained in the attached materials.

If you have any questions, please call the Funds at 1-888-843-7824.

Sincerely,

James E. Davey

President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS

The questions and answers below provide an overview of key points typically of interest to shareholders regarding a mutual fund reorganization. These questions and answers are intentionally brief to provide a concise summary. The responses are qualified in their entirety by the remainder of the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”), which contains additional information and further details about the reorganization. We encourage you to read the full Information Statement/Prospectus.

General Information About the Reorganization

Q. 1.	Why am I receiving the Information Statement/Prospectus?
A. 1.	The Hartford International Small Company Fund (the “Acquired Fund”) is being reorganized with and into the Hartford Global Impact Fund (the “Acquiring Fund”) (the “Reorganization”). You are receiving this Information Statement/Prospectus because you were a shareholder of the Acquired Fund as of the close of business on [September 27, 2019] (the “Record Date”) and so that we can provide you with details about the Reorganization. The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” Each of the Funds is a separate series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”). The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” The Information Statement/Prospectus provides information about the Acquiring Fund that shareholders should know when evaluating the Reorganization. We suggest that you keep the Information Statement/Prospectus for your records and future reference.
Q. 2.	How did the Board of Directors (the “Board”) of the Company reach its decision to approve the Reorganization?
A. 2.	In determining whether to approve the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors. Such factors included, among others: (1) Hartford Funds Management Company, LLC’s (“HFMC”) belief that, although the Acquired Fund has been closed to new investors since April 29, 2016, its performance history over the last few years would likely preclude it from experiencing meaningful future net inflows or growth in assets if it were made available to new investors and changes were implemented to seek to enhance the Fund’s performance; (2) the similarities and differences of each Fund’s investment objective, investment strategies, investment process, and principal risks; (3) the continuity provided by the fact that the Funds have the same investment adviser and sub-adviser; (4) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”) which include provisions that are designed to avoid any dilution of shareholder interests; (5) the costs of the Reorganization and that the Funds will bear brokerage expenses and similar transaction costs incurred in connection with the Reorganization; (6) the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (7) the contractual management fees and expense limitation arrangements of the Acquiring Fund are lower than the contractual management fees and expense limitation arrangements of the Acquired Fund; (8) the pro forma gross and net operating expenses of each share class of the Acquiring Fund after the Reorganization are estimated to be lower than the current gross and net operating expenses of each corresponding share class of the Acquired Fund; (9) the increase in assets of the Acquiring Fund, which may result in the Acquiring Fund realizing economies of scale with possible beneficial effects on the Acquiring Fund’s expense ratio; (10) the potentially greater distribution opportunities and portfolio management efficiencies that may benefit each Fund’s shareholders; and (11) alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and would be completed without incurring the costs associated with holding a special meeting of the Acquired Fund’s shareholders. After careful consideration of these and other factors, the Board determined that the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization. For more information regarding the Board’s considerations in determining to approve the Reorganization, please see the section entitled “BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION” in the Information Statement/Prospectus.
Q. 3.	Why are shareholders not being asked to approve the Reorganization?
A. 3.	Under the Company’s Articles of Incorporation and By-Laws, the Reorganization does not require the approval of shareholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by shareholders of an acquired fund would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired fund’s shareholders under applicable provisions of the Investment Company Act of 1940, as amended. The types of differences between an acquired fund and an acquiring fund that would require the approval by the acquired fund’s shareholders for a reorganization generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring fund as compared to the acquired fund. None of the factors requiring a shareholder vote are present in the Reorganization of the Acquired Fund into the Acquiring Fund.
Q. 4.	Who will bear the costs of the Reorganization?
A. 4.	HFMC, and not the Funds, will bear all costs associated with the Reorganization. These costs do not include brokerage expenses or similar transaction costs incurred in connection with portfolio repositioning (i.e., on the sale and purchase of portfolio securities), which typically are Fund expenses. Based on assets as of June 30, 2019, it is expected that substantially all of the Acquired Fund’s portfolio assets will be sold prior to the consummation of the Reorganization. Additional information regarding the anticipated transition management techniques is described below in response to Question 5. Each Fund will bear its own brokerage or other similar transaction costs, as applicable. It is estimated that the Acquired Fund will incur approximately $143,793 (or approximately 0.08% (8 basis points)) of the Acquired Fund’s net asset value in such costs prior to the Reorganization based on assets as of June 30, 2019, including $53,849 (or approximately 0.03% (3 basis points)) of any potential stamp taxes. In addition, it is estimated that the Combined Fund will incur additional brokerage commissions of approximately $18,116 (1 basis point) to reinvest the cash (based on assets as of June 30, 2019). These are only estimates and the actual amount of brokerage commissions and other transaction costs may differ.
Q. 5.	How will the Reorganization affect me as a Shareholder?
A. 5.	The Reorganization is expected to occur after the close of business on November 22, 2019 (the “Closing Date”), at which time shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Specifically, shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund that are equal in value to their shares in the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”). The number of shares you receive will depend on the relative net asset value of the Funds’ shares as of the Valuation Time. Thus, although the aggregate net asset value of the shares in your account will be the same immediately after the close of business on the Closing Date, you may receive a greater or lesser number of shares than you currently hold in the Acquired Fund.
Based on assets as of June 30, 2019, it is expected that substantially all of the Acquired Fund’s portfolio assets will be sold prior to the consummation of the Reorganization. Prior to the Closing of the Reorganization, the Acquired Fund plans on engaging in transition management techniques, including disposing of securities. As part of the transition management techniques, the Acquired Fund plans on selling securities and purchasing securities. It is anticipated that the purchases of such securities will be consistent with the principal investment strategies of the Acquired Fund and the Acquiring Fund. As the Closing Date approaches, the Acquired Fund also may hold a portion of its assets (approximately 40%) in cash and cash equivalents (based on assets as of June 30, 2019). During this time, the Acquired Fund may not pursue its investment objective and principal investment strategy. Any cash and cash equivalents transferred as part of the Reorganization would be reinvested by the Acquiring Fund consistent with its principal investment strategy. As discussed in response to Question 4 above, the portfolio repositioning will result in brokerage and other transaction costs.
On or prior to the Closing Date, the Acquired Fund may be required to pay a final distribution of ordinary income and/or capital gains. As of June 30, 2019, the Acquired Fund had $11,869,159 or $0.73 per share in realized losses and $9,004,553 or $0.56 per share of unrealized depreciation. Taking into account realized losses, unrealized depreciation and that there are no capital loss carryforwards, it is currently anticipated that the Acquired Fund will not distribute capital gains to its shareholders as a result of the repositioning (based on assets as of June 30, 2019). Shareholders holding shares of the Acquired Fund in a taxable account generally will be taxed on any resulting capital gain distributions if the Acquired Fund actually distributes such capital gains.

The actual amounts of any distributions and the actual amount of transaction costs may change at the time of the Reorganization based on market conditions and other factors. Please consult your financial or tax advisor for information regarding the tax consequences, if any, applicable to your investment.
Q. 6.	Can I exchange or redeem my Acquired Fund shares before the Reorganization takes place?
A. 6.	Yes. You may exchange your Acquired Fund shares, as described in the Acquired Fund’s prospectus, for shares of another Hartford Fund, before the Reorganization takes place. You may also redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. Such transactions will be treated as normal exchanges or redemptions of shares and may be taxable.
Q. 7.	Can I purchase additional shares of the Acquired Fund shares before the Reorganization takes place?
A. 7.	Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. After the Closing Date, shares of the Acquired Fund will no longer be publicly offered or available for purchase. The Acquired Fund was closed to new investors effective April 29, 2016.
General Information About the Funds
Q. 8.	How comparable are the Funds’ investment objectives and principal investment strategies?
A. 8.	The Funds have similar investment objectives. The Acquired Fund’s investment objective is to seek capital appreciation. The Acquiring Fund’s investment objective is to seek long-term capital appreciation.
Each Fund has some similar principal investment strategies, but there are some differences. Each Fund may invest in foreign securities without limit. However, the Acquiring Fund tends to invest a greater percentage of its securities in domestic companies. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in foreign securities while the Acquiring Fund invests at least 40% of its net assets in foreign securities. During periods of unfavorable market conditions, the Acquiring Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities.
Each Fund invests in equity securities of small capitalization companies. The Acquired Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of foreign small-capitalization companies. The Acquiring Fund invests in equity securities of issuers located throughout the world. The Acquiring Fund may invest in companies of any market capitalization, including small and mid capitalization securities, located anywhere in the world.
Each Fund may invest in emerging markets. The Acquired Fund opportunistically invests in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets and may invest up to 15% of its net assets in these companies. The Acquiring Fund does not have a similar limitation.
The Acquiring Fund seeks to invest in companies that focus their operations in areas that Wellington Management Company LLP (“Wellington Management”), each Fund’s sub-adviser, believes are likely to address major social and environmental challenges including, but not limited to, sustainable agriculture and nutrition, health, clean water and sanitation, affordable housing, education and training, financial inclusion, narrowing the digital divide, alternative energy, resource stewardship, resource efficiency, and safety and security (known as “impact investing”). Although the Acquired Fund does not incorporate “impact investing” into its principal investment strategy, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment of determining when to buy and sell securities for the Acquired Fund.
For more information regarding each Fund’s principal investment strategies, please see the section entitled “Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions” in the Information Statement/Prospectus.

Q. 9.	How comparable are the Funds’ principal risks?
A. 9.	The Funds have the same principal risks, with the exception of those risks identified immediately below. The principal risks of investing in each Fund are identified in the section entitled “COMPARISON OF THE PRINCIPAL RISKS” in the Information Statement/Prospectus.
The following principal risks are unique to an investment in the Acquired Fund: Volatility Risk, Regional/Country Focus Risk, and Sector Risk.
The following principal risks are unique to an investment in the Acquiring Fund: Mid Cap Securities Risk, Emerging Markets Risk, and Impact Investing Risk. Although not principal risks of the Acquired Fund, Mid Cap Securities Risk and Emerging Markets Risk are additional risks of the Acquired Fund.
Q. 10.	Who are the Adviser and Sub-Adviser of the Acquiring Fund?
A. 10.	The investment adviser of the Acquiring Fund, HFMC, is also the investment adviser of the Acquired Fund. The Acquiring Fund’s sub-adviser, Wellington Management, is also the sub-adviser of the Acquired Fund. HFMC and Wellington Management will continue to serve as the Acquiring Fund’s investment adviser and sub-adviser, respectively, after the closing of the Reorganization.
Q. 11.	Will the Plan result in different expenses for shareholders of the Acquired Fund?
A. 11.	Yes. The Acquiring Fund has different expenses than the Acquired Fund. It is anticipated that, immediately following the Reorganization, shareholders of the Combined Fund will incur lower actual management fees (i.e., the management fee rate payable calculated based on a fund’s asset level) than the shareholders of the Acquired Fund immediately prior to the Reorganization. The gross and net expense ratios of the Combined Fund immediately after the Reorganization are expected to be lower than the corresponding gross and net expense ratios of the Acquired Fund immediately prior to the Reorganization. For more information on fees and expenses, see the section entitled “COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND” in the Information Statement/Prospectus.
Q. 12.	Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization?
A. 12.	No. You will not have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization.
Q. 13.	How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Acquired Fund?
A. 13.	After the completion of the Reorganization, you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same class of shares and in the manner as you could with respect to the Acquired Fund.
Q. 14.	Will the Reorganization be considered a taxable event for federal income tax purposes?
A. 14.	It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization. Accordingly, neither the Acquired Fund, the Acquiring Fund, nor the shareholders of the Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions described in the Plan. As discussed more fully in response to Question No. 5 above, the Acquired Fund is expected to sell certain assets in anticipation of the Reorganization. Sales of the Acquired Fund’s assets are not expected to result in the Acquired Fund realizing capital gains. This analysis is based on assets of June 30, 2019, and is subject to change as of the completion of the Reorganization.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS

October [9], 2019

The Hartford Mutual Funds, Inc.

690 Lee Road

Wayne, Pennsylvania 19087

(610) 386-4068

We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy

This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) is being furnished to shareholders of The Hartford International Small Company Fund (the “Acquired Fund”) in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”).

The Plan provides for the following: (1) the transfer of all of the assets of the Acquired Fund to the Hartford Global Impact Fund (the “Acquiring Fund”), a separate series of the Company, in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the closing date; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”

The Board believes that the Reorganization is in the best interests of the Funds, and that the interests of the shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is structured as a tax-free transaction for the Acquired Fund and its shareholders. However, this tax treatment does not extend to transactions that occur prior to or after the Reorganization.

The Funds are series of the Company, a Maryland corporation, registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Acquiring Fund, the Acquired Fund and the Reorganization. It is both an information statement for the Acquired Fund and a prospectus for the Acquiring Fund. A Statement of Additional Information dated October [9], 2019, relating to this Information Statement/Prospectus and the Reorganization has been filed with the SEC and is incorporated by reference into this Information Statement/Prospectus. Additional information is contained in the documents described below, all of which have been filed with the SEC.

Documents:	How to Obtain a Copy:
• Hartford Global Impact Fund Summary Prospectus dated March 1, 2019, as may be amended, supplemented or restated	This summary prospectus is being mailed with the Information Statement/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus.

•     The Funds’ statutory prospectus dated March 1, 2019, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund)) (the “Prospectus”)

•     Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated March 1, 2019, as restated July 10, 2019 and as may be amended, supplemented or further restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund))

These documents are available, without charge, on the Funds’ website at www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. Each of these documents is incorporated by reference into this Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they relate to the Funds. No other parts of such documents are incorporated by reference herein.
• The Acquiring Fund’s annual report dated October 31, 2018 (File No. 811-07589)	These documents are available, without charge, on the Funds’ website at

Documents:	How to Obtain a Copy:

•     The Acquiring Fund’s semi-annual report dated April 30, 2019 (File No. 811-07589 (Acquired Fund and Acquiring Fund))

•     The Acquired Fund’s annual report dated October 31, 2018 (File No. 811-07589)

•    The Acquired Fund’s semi-annual report dated April 30, 2019 (File No. 811-07589)

www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-1520.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, information statements, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The SEC maintains an Internet website (at http://www.sec.gov) which contains other information about the Funds.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER FUND HAS AUTHORIZED THOSE REPRESENTATIONS.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE NOTE THAT INVESTMENTS IN THE FUNDS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED BY ANY BANK OR GOVERNMENT AGENCY AND MAY LOSE VALUE. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES.

SYNOPSIS

You should read this entire Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) carefully as well as the summary prospectus for the Hartford Global Impact Fund (“Acquiring Fund”), which is enclosed. For additional information, you should consult the Funds’ Prospectus dated March 1, 2019, as may be amended, supplemented or restated (the “Prospectus”); the Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated March 1, 2019, as restated July 10, 2019 and as may be amended, supplemented or further restated (the “SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as APPENDIX A.

The Reorganization

At a meeting held on August 6-7, 2019, the Board of Directors (the “Board”) of the Company reviewed a proposal from Hartford Funds Management Company, LLC (“HFMC”) regarding the future of The Hartford International Small Company Fund (the “Acquired Fund”), given, among other reasons, HFMC’s belief that, although the Acquired Fund has been closed to new investors since April 29, 2016, its performance history over the last few years would likely preclude it from experiencing meaningful future net inflows or growth in assets if it were made available to new investors and changes were implemented to seek to enhance the Fund’s performance. For the reasons set forth herein, the Board approved the Plan that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on November 22, 2019 (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equal value to your shares in the Acquired Fund based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange (4:00 pm, Eastern Standard Time) on the Closing Date (“Valuation Time”).

The Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the Valuation Time;

•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

The Reorganization is expected to be completed after the close of business on the Closing Date based on the net asset value of each Fund’s shares as of the Valuation Time. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. The Acquired Fund was closed to new investors effective April 29, 2016.

Each shareholder will hold, immediately after the Closing Date, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the Valuation Time. The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. Upon completion of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund.

The Plan provides for the reorganization of the Acquired Fund with and into the Acquiring Fund in exchange for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares issued by the Acquiring Fund. The net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, issued by the Acquiring Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will cease to be a shareholder of that Fund and will instead become a shareholder of the Acquiring Fund and will own that number of full and fractional Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares of the Acquiring Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund that were held by that shareholder at the Valuation Time.

The Acquired Fund and the Acquiring Fund anticipate receiving a tax opinion from Dechert LLP, legal counsel to the Company, to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Fund or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “ADDITIONAL Information About the Reorganization – Tax Considerations.”

Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions

The investment objective of each Fund is similar. The Acquired Fund’s investment objective is to seek capital appreciation, whereas the Acquiring Fund’s investment objective is to seek long-term capital appreciation. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.

Each Fund has some similar principal investment strategies, but there are some differences in each Fund’s principal investment strategy that you should consider.

•	Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in foreign securities. In comparison, under normal circumstances, the Acquiring Fund invests at least 40% of its net assets in foreign securities and during periods of unfavorable market conditions, the Acquiring Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities.

•	The Acquired Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of foreign small-capitalization companies (“80% Policy”). The 80% Policy is a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. In contrast, the Acquiring Fund has not adopted a similar policy.

•	The Acquired Fund opportunistically invests in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets and may invest up to 15% of its net assets in these companies. The Acquiring Fund does not have a similar limitation.

•	The Acquiring Fund seeks to invest in companies that focus their operations in areas that Wellington Management believes are likely to address major social and environmental challenges including, but not limited to, sustainable agriculture and nutrition, health, clean water and sanitation, affordable housing, education and training, financial inclusion, narrowing the digital divide, alternative energy, resource stewardship, and resource efficiency (known as “impact investing”). Although the Acquired Fund does not incorporate “impact investing” into its principal investment strategy, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment of determining when to buy and sell securities for the Acquired Fund.

Each Fund has the same fundamental investment restrictions.

The following comparisons identify the investment objectives and summarize the principal investment strategies of each Fund.

	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks capital appreciation.	The Fund seeks long-term capital appreciation.
Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of foreign small-capitalization companies. The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. The Fund’s investment approach is to invest in equity securities of foreign issuers that the sub-adviser, Wellington Management, believes have significant potential for capital appreciation. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.

The Fund defines small capitalization companies as companies with a market capitalization within the range of the S&P EPAC Small Cap Index. As of December 31, 2018, this range was approximately $20.3 million to $13.1 billion. The market capitalization range of the index changes over time.

Prior to the Reorganization, the Fund plans on engaging in transition management techniques, including disposing of securities. During this time, the Fund may not pursue its investment objective and principal investment strategy.

The Fund seeks to achieve its objective by investing in equity securities of issuers located throughout the world, including non-dollar securities and securities of emerging market issuers. Wellington Management, the Fund’s sub-adviser, seeks to invest the Fund’s assets in companies that focus their operations in areas that Wellington Management believes are likely to address major social and environmental challenges including, but not limited to, sustainable agriculture and nutrition, health, clean water and sanitation, affordable housing, education and training, financial inclusion, narrowing the digital divide, alternative energy, resource stewardship, and resource efficiency. The Fund may invest in companies of any market capitalization, including small and mid capitalization securities, located anywhere in the world. The Fund may also invest in depositary receipts or other securities that are convertible into securities of foreign issuers and could, at times hold a portion of its assets in cash.

Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of

	Acquired Fund	Acquiring Fund
headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made , or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
Additional Investment Strategies

The Fund opportunistically invests in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets and may invest up to 15% of its net assets in these companies.

Wellington Management uses its proprietary global research capabilities to identify stocks for the Fund. The investment approach is driven by intensive bottom-up, fundamental research and a disciplined, industry-based approach to valuation. The vast majority of research is developed internally. Meeting company management and understanding historical financial statements is essential to the process.

Wellington Management looks to identify companies that it believes have a high degree of recurring profitability, sustainably high or growing returns on capital, and strong or improving balance sheets. Non-consensus insights are emphasized such as the size of the addressable market, an ability to grow faster than the market thinks, or the capacity to sustain profitability at a higher level than is discounted. Investment candidates either have potential growth that is underestimated by the market, or have been cast aside by the market but have an identifiable catalyst for recovery. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

Valuation analysis focuses on uncovering the intrinsic value of companies, and Wellington Management buys companies that it believes are attractive on an absolute basis. Wellington Management applies different valuation metrics across different industries, but the same metrics are applied globally to any one industry. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the Fund. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds), exchange traded notes, real estate investment trusts (REITs), depositary receipts, and restricted securities.

The Fund’s sub-adviser, Wellington Management, seeks to invest the Fund’s assets in companies that focus their operations in areas that Wellington Management believes are likely to address major social and environmental challenges. Within this universe of companies, the sub-adviser conducts fundamental analysis to identify what it believes to be attractive investments across economic sectors within both developed and emerging countries. This fundamental analysis considers a company’s political/regulatory environment, quality of management, and competitive dynamics to assess the company’s ability to create value and sustain a competitive advantage. Furthermore, a company’s balance sheet and income statement are examined to determine the quality and stability of the company’s earnings and the potential for those earnings to grow. Asset allocation decisions are actively managed and are based upon Wellington Management’s judgment of the relative attractiveness of various investment opportunities. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. As part of the asset allocation decision making process, Wellington Management implements global impact thematic ideas based on macroeconomic and structural trends derived from its research.

In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options, swaps and similar derivative instruments or combinations thereof.

As of August 8, 2019, the primary areas that Wellington Management believes are likely to address major social and environmental challenges are listed below:

• sustainable agriculture and nutrition, including state-of-the-art irrigation systems, smallholder agricultural equipment, genomic research to enhance farmer’s livestock breeding efforts, and businesses that enhance sustainable food and nutrition;

• health, with a focus on best-in-class companies and approaches that are likely to deliver disruptive innovations in healthcare technologies or services aimed at serious illnesses and health improvements aimed at large, under-served populations;

• clean water and sanitation, such as companies offering access to new technologies aimed at improving efficiency of water use, water desalination, and improved infrastructure that cuts leakages and helps reach growing populations;

• affordable housing, with a focus on businesses that would attempt to elicit efforts across governments, multilateral

Acquired Fund	Acquiring Fund

agencies, philanthropic agencies, investors, and companies to facilitate the maintenance and plentiful construction of low-cost housing, to remove obstacles to credit availability for the underserved population, and to manage services for lower-budget entities, including community groups, local charities, the elderly, and the disabled;

• education and training, including affordable early education, private provision of accessible, high-quality primary, secondary, and tertiary education, and companies seeking to address literacy and educational funding concerns;

• financial inclusion, such as by offering simple, appropriate and inclusive products, flexible and convenient access, and providing financial literacy programs and financial counseling;

• narrowing the digital divide, by, for example, establishing mobile phone operators in developing countries, bringing wireless broadband service to rural communities, and offering lower cost internet services;

• alternative energy, with an emphasis on changing how energy is consumed and produced through renewable power sources like wind farms, solar plants, and hydroelectricity;

• resource stewardship, including waste-to-power generation, waste clean-up operations, and bio-based products derived renewable resources;

• resource efficiency, such as smart-metering technology for gas, water, and electricity, intelligent power grid management technology, and energy efficient innovations like LED lighting;

• multi-theme, which includes companies that are not focused specifically on any one of the above listed themes, but may focus on several themes and/or provide services to impact companies; and

• providing safety & security solutions for cybersecurity, home and workplace safety, water, food, pharmacological testing, and road & driver safety – specifically, advanced driver-assistance systems (ADAS) and autonomous vehicle (AV) technology.

The areas noted in the list above may change from time to time without shareholder notice.

The Funds are subject to similar principal risks; however, the degree to which each Fund is subject to any particular investment risk will depend on the extent to which the Fund is invested in a particular security or types of securities that expose the Fund to such risk. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of Fund Classes and Distribution Arrangements

Each Fund offers the same classes of shares, except that the Acquiring Fund also offers Class R6 shares. Class R6 shares are not involved in the Reorganization. Shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund, which will have substantially identical legal characteristics as the corresponding shares of the Acquired Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Each Fund is organized as a series of a Maryland corporation. There are no material differences between the rights of shareholders of a class of shares of the Acquiring Fund and shareholders of a corresponding class of the Acquired Fund. The following chart summarizes the different features of each share class of each Fund.

	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Class A shares are offered with a front-end sales charge ranging from 5.50% to	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares	0.25%

	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
	0.00% of the Fund’s offering price, depending on the amount invested.	within 18 months of the purchase, you may pay a contingent deferred sales charge of 1.00% on any Class A shares sold.
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I(3)	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6(3) (4)	None	None	None
Class Y(3)	None	None	None
Class F(3)	None	None	None

(1)	As a percentage of the Fund’s average net assets.
(2)	Automatic conversion of Class C shares to Class A shares after ten years, thus reducing future annual expenses (certain exclusions may apply).
(3)	You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions.
(4)	Class R6 shares are not involved in the Reorganization.

Comparison of Buying, Selling, and Exchanging Shares

After the closing of the Reorganization you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same manner as you could with respect to the Acquired Fund. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	Acquiring Fund: $5,000 for all accounts except: $250, if establishing an Automatic Investment Plan, with recurring monthly investments of at least $50 Acquired Fund: $2,000 for all accounts except: $250, if establishing an Automatic Investment Plan, with recurring monthly investments of at least $50	$50
Class R3, Class R4 , Class R5 and Class R6*	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None

*	Class R6 shares are not involved in the Reorganization.

For more information, please see the “How To Buy And Sell Shares” section of the Funds’ Prospectus. You may sell your shares of each Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

Comparison of Fund Distributions

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid annually. Notwithstanding the foregoing, the Company’s Board has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

COMPARISON OF THE PRINCIPAL RISKS

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that a Fund will achieve its investment objective. Each Fund is subject to certain operational risks and other risks inherent in maintaining an investment in a mutual fund. The table below compares the principal risks of each Fund’s principal investment strategy.

Principal Risks	Acquired Fund	Acquiring Fund
Market Risk−Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.	Yes	Yes
Equity Risk−The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.	Yes	Yes
Mid Cap Securities Risk−Investments in mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.	No	Yes
Small Cap Securities Risk-Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.	Yes	Yes
Foreign Investments Risk−Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.	Yes	Yes
Emerging Markets Risk−The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.	No	Yes
Currency Risk−The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.	Yes	Yes
Impact Investing Risk−The Fund intends to invest in companies whose core business seeks to address the world’s major social and environmental challenges. This investment focus may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. The Fund may underperform other funds that do not seek to invest in companies based on expected societal impact outcomes. Although the Fund seeks to identify companies that it believes seek to address major social and environmental challenges, investors may differ in their views of what constitutes such challenges. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.	No	Yes
Active Investment Management Risk−If the Fund's investment strategy does not perform as expected, the Fund could underperform its peers or lose money.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Sector Risk−To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.	Yes	No
Securities Lending Risk- The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.	Yes	Yes
Large Shareholder Transaction Risk−The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.	Yes	Yes
Volatility Risk−The Fund's investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.	Yes	No
Regional/Country Focus Risk-To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.	Yes	No

Comparison Of Fees And Expenses of the Acquired Fund and the Acquiring Fund

Fees and Expenses

The fees and expenses of each Fund and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below based on the fees and expenses of the Funds for the twelve months ended April 30, 2019; except as noted in the footnotes to the tables below.

The fees and expenses of the Acquired Fund disclosed below may differ from the fees and expenses disclosed in the Acquired Fund’s summary prospectus, which reflects the fees and expenses of the Fund for the twelve months ended October 31, 2018, except certain expenses that were estimated or restated as noted in the Acquired Fund’s summary prospectus. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the Reorganization as of April 30, 2019. Pro forma numbers are estimated in good faith and are hypothetical.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans administered by HFMC. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section of the Funds’ Prospectus and the “Purchase and Redemption of Shares” section of the Funds’ SAI. Descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the Funds’ Prospectus. In addition, the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class I, Class Y, or Class F shares.

Shareholder Fees (fees paid directly from your investment)

	The Hartford International Small Company Fund (Acquired Fund)			Hartford Global Impact Fund (Acquiring Fund)			Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I, R3, R4, R5, Y and F	A	C	I, R3, R4, R5, Y and F	A	C	I, R3, R4, R5, Y and F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	5.50%	None	None	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(2)	1.00%	None	None(2)	1.00%	None	None(2)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	The Hartford International Small Company Fund (Acquired Fund)			Hartford Global Impact Fund (Acquiring Fund)			Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I	A	C	I	A	C	I
Management fees	0.90%	0.90%	0.90%	0.62%(3)	0.62%(3)	0.62%(3)	0.62%(3)	0.62%(3)	0.62%(3)
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.25%	1.00%	None	0.25%	1.00%	None
Other expenses	0.33%	0.35%	0.22%	0.91%(4)	0.94%(4)	0.71%(4)	0.39%(4)	0.39%(4)	0.26%(4)
Total annual fund operating expenses	1.48%	2.25%	1.12%	1.78%	2.56%	1.33%	1.26%	2.01%	0.88%
Fee waiver and/or expense reimbursement	0.00%(5)	0.00%(5)	0.00%(5)	0.59%(6)	0.62%(6)	0.44%(6)	0.07%(6)	0.07%(6)	0.00%(6)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.48%(5)	2.25%(5)	1.12%(5)	1.19%(6)	1.94%(6)	0.89%(6)	1.19%(6)	1.94%(6)	0.88%(6)

	The Hartford International Small Company Fund (Acquired Fund)			Hartford Global Impact Fund (Acquiring Fund)			Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5
Management fees	0.90%	0.90%	0.90%	0.62%(3)	0.62%(3)	0.62%(3)	0.62%(3)	0.62%(3)	0.62%(3)
Distribution and service (12b-1) fees	0.50%	0.25%	None	0.50%	0.25%	None	0.50%	0.25%	None
Other expenses	0.32%	0.27%	0.22%	0.91%(4)	0.86%(4)	0.81%(4)	0.36%(4)	0.31%(4)	0.26%(4)
Total annual fund operating expenses	1.72%	1.42%	1.12%	2.03%	1.73%	1.43%	1.48%	1.18%	0.88%
Fee waiver and/or expense reimbursement	0.07%(5)	0.07%(5)	0.07%(5)	0.62%(6)	0.62%(6)	0.62%(6)	0.07%(6)	0.07%(6)	0.07%(6)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.65%(5)	1.35%(5)	1.05%(5)	1.41%(6)	1.11%(6)	0.81%(6)	1.41%(6)	1.11%(6)	0.81%(6)

	The Hartford International Small Company Fund (Acquired Fund)		Hartford Global Impact Fund (Acquiring Fund)		Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)
Share Classes	Y	F	Y	F	Y	F
Management fees	0.90%	0.90%	0.62%(3)	0.62%(3)	0.62%(3)	0.62%(3)
Distribution and service (12b-1) fees	None	None	None	None	None	None
Other expenses	0.16%(7)	0.10%	0.80%(4)	0.69%(4)	0.25%(4)	0.14%(4)
Total annual fund operating expenses	1.06%	1.00%	1.42%	1.31%	0.87%	0.76%
Fee waiver and/or expense reimbursement	0.06%(5)	0.00%(5)	0.63%(6)	0.62%(6)	0.08%(6)	0.07%(6)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%(5)	1.00%(5)	0.79%(6)	0.69%(6)	0.79%(6)	0.69%(6)

(1) Reflects pro forma amounts following the Reorganization.

(2) For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3) “Management fees” have been restated to reflect current Management fees that apply to the Fund based on the Fund’s management fee schedule.

(4) “Other expenses” for the Acquiring Fund have been restated to reflect estimated amounts based on the Fund no longer operating as a feeder fund in a master feeder structure, which took effect on [October 4, 2019].  “Other expenses” for Class Y have also been restated to reflect estimated amounts in connection with the new transfer agency fee that became effective May 1, 2019.

(5) HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.60% (Class A), 2.35% (Class C), 1.35% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5), 1.00% (Class Y), and 1.00% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

(6) HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.89% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.79% (Class Y), and 0.69% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

(7) “Other expenses” for Class Y have been restated to reflect estimated amounts in connection with the new transfer agency fee that became effective May 1, 2019.

Example

The examples below are intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)
•	You reinvest all dividends and distributions
•	You pay any deferred sales charge due for the applicable period.

The pro forma expense examples are estimated as if the Reorganization was completed as of April 30, 2019, but have been adjusted to reflect current fees, expenses, and contractual expense limitation arrangements. The expense examples do not include the cost of the Reorganization, which will be borne by HFMC and not the Funds, or the transaction costs (e.g., brokerage commissions) in connection with portfolio repositioning, which will be borne by the respective Funds. Your actual costs may be higher or lower.

Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
Share Classes	A	C	I	A	C	I	A	C	I	A	C	I
The Hartford International Small Company Fund (Acquired Fund)	$692	$328	$114	$992	$703	$356	$1,314	$1,205	$617	$2,221	$2,585	$1,363
Hartford Global Impact Fund (Acquiring Fund)	$665	$297	$91	$1,025	$738	$378	$1,409	$1,305	$687	$2,483	$2,849	$1,563
Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)	$665	$297	$90	$921	$624	$281	$1,197	$1,076	$488	$1,983	$2,332	$1,084
	Year 1			Year 3			Year 5			Year 10
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5	R3	R4	R5
The Hartford International Small Company Fund (Acquired Fund)	$168	$137	$107	$535	$442	$349	$927	$770	$610	$2,024	$1,696	$1,357
Hartford Global Impact Fund (Acquiring Fund)	$144	$113	$83	$577	$484	$391	$1,036	$880	$723	$2,309	$1,989	$1,660
Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)	$144	$113	$83	$461	$368	$274	$801	$642	$481	$1,762	$1,426	$1,078
	Year 1			Year 3			Year 5			Year 10
Share Classes	Y	F		Y	F		Y	F		Y	F
The Hartford International Small Company Fund (Acquired Fund)	$102	$102		$331	$318		$579	$552		$1,289	$1,225
Hartford Global Impact Fund (Acquiring Fund)	$81	$70		$387	$354		$716	$659		$1,648	$1,525
Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)	$81	$70		$270	$236		$474	$416		$1,065	$936

(1)        Reflects pro forma amounts following the Reorganization.

You would pay the following expenses if you did not redeem your shares:

	Year 1			Year 3			Year 5			Year 10
Share Classes	A	C	I	A	C	I	A	C	I	A	C	I
The Hartford International Small Company Fund (Acquired Fund)	$692	$228	$114	$992	$703	$356	$1,314	$1,205	$617	$2,221	$2,585	$1,363
Hartford Global Impact Fund (Acquiring Fund)	$665	$197	$91	$1,025	$738	$378	$1,409	$1,305	$687	$2,483	$2,849	$1,563
Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)	$665	$197	$90	$921	$624	$281	$1,197	$1,076	$488	$1,983	$2,332	$1,084
	Year 1			Year 3			Year 5			Year 10
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5	R3	R4	R5
The Hartford International Small Company Fund (Acquired Fund)	$168	$137	$107	$535	$442	$349	$927	$770	$610	$2,024	$1,696	$1,357
Hartford Global Impact Fund (Acquiring Fund)	$144	$113	$83	$577	$484	$391	$1,036	$880	$723	$2,309	$1,989	$1,660
Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)	$144	$113	$83	$461	$368	$274	$801	$642	$481	$1,762	$1,426	$1,078
	Year 1			Year 3			Year 5			Year 10
Share Classes	Y	F		Y	F		Y	F		Y	F
The Hartford International Small Company Fund (Acquired Fund)	$102	$102		$331	$318		$579	$552		$1,289	$1,225
Hartford Global Impact Fund (Acquiring Fund)	$81	$70		$387	$354		$716	$659		$1,648	$1,525
Hartford Global Impact Fund (Acquiring Fund) Pro Forma(1)	$81	$70		$270	$236		$474	$416		$1,065	$936

(1)        Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year ended on October 31, 2018, the portfolio turnover rate for the Acquired Fund was 38% and the portfolio turnover rate for the Acquiring Fund’s former master portfolio was 79%, in each case of the average value of its respective portfolio. The Acquiring Fund previously operated as a feeder fund in a master feeder structure. On [October 4, 2019], the Acquiring Fund commenced operations as a stand-alone fund and has the same investment objective and investment strategy as its former master portfolio.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed given, among other reasons, HFMC’s belief that, although the Acquired Fund has been closed to new investors since April 29, 2016, its performance history over the last few years would likely preclude it from experiencing meaningful future net inflows or growth in assets if it were made available to new investors and changes were implemented to seek to enhance the Fund’s performance. The Reorganization may provide the Acquired Fund shareholders the opportunity to benefit from the increased assets resulting from combining the Funds, which may contribute to lowering annual fund operating expenses of the Acquiring Fund over time. HFMC, the investment adviser for both the Acquired Fund and the Acquiring Fund, or its affiliates will bear all costs associated with the Reorganization, other than brokerage-related expenses, stamp taxes, and other similar transaction costs, which will be borne by the respective Fund, as applicable.

Board Considerations and Benefits of the Reorganization

The Reorganization was presented to the Board of the Company for consideration and approval at a meeting held on August 6-7, 2019. In advance of the meeting, the Board requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company (such Directors are referred to as the “Independent Directors”), unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Directors, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Directors also were separately assisted by independent legal counsel.

The Company’s Board considered all factors deemed pertinent in its business judgment, including the following:

•	The Reorganization would provide an opportunity for shareholders to benefit from potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization.

•	The Acquired Fund and the Acquiring Fund have similar investment objectives. The Acquired Fund’s investment objective is to seek capital appreciation, while the Acquiring Fund’s investment objective is to seek long-term capital appreciation. The Acquired Fund and the Acquiring Fund have the same fundamental investment policies.

•	The Acquired Fund and the Acquiring Fund have some similar principal investment strategies and principal risks, but there are some differences. The Acquiring Fund seeks to invest in companies that focus their operations in areas that Wellington Management believes are likely to address major social and environmental challenges including, but not limited to, sustainable agriculture and nutrition, health, clean water and sanitation, affordable housing, education and training, financial inclusion, narrowing the digital divide, alternative energy, resource stewardship, and resource efficiency (known as “impact investing”). Although the Acquired Fund does not incorporate “impact investing” into its principal investment strategy, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment of determining when to buy and sell securities for the Acquired Fund. Each Fund is an equity fund that allocates a portion of its assets to foreign securities and small cap securities.

•	The Board considered that the Acquired Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods ended June 30, 2019 and the calendar years ended 2016 and 2018. The Board considered that even though the Acquired Fund had a significantly longer track record than the Acquiring Fund, the Acquiring Fund has had better absolute and benchmark relative returns for the calendar year ended 2018 as well as the year-to-date and 1-year periods ended June 30, 2019.

•	The Acquiring Fund will be the survivor of the Reorganization for accounting and performance purposes.

•	The Acquiring Fund’s management fee schedule provides for lower fee rates at all asset levels than the Acquired Fund. The Reorganization is expected to result in lower gross and net operating expenses for shareholders of each class of the Acquired Fund immediately after the consummation of the Reorganization. The contractual operating expense caps for each share class of the Acquiring Fund will remain in effect until February 28, 2021, unless the Board approves their earlier termination.

•	The Acquired Fund and the Acquiring Fund have the same investment adviser, HFMC, and sub-adviser, Wellington Management, but the portfolio managers are different. HFMC will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management after consummation of the Reorganization. The Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Fund shareholders currently receive.

•	The Acquiring Fund, which previously operated as a feeder fund in a master feeder structure, commenced operations as a stand-alone fund prior to the Reorganization and has the same investment objective and strategy as its former master portfolio. In connection with the unwinding of the master feeder structure, the Adviser appointed Wellington Management, the sub-adviser to the Acquiring Fund’s former master portfolio, to serve as the sub-adviser to the Acquiring Fund pursuant to the same sub-advisory agreement applicable to the Acquired Fund.

•	The Reorganization will not dilute the interests of the shareholders of the Funds because the Acquired Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their Acquired Fund shares at the time of the Reorganization. The Board considered the other terms and conditions of the Plan. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION - The Agreement and Plan of Reorganization.”

•	The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See “ADDITIONAL Information About the Reorganization – Tax Considerations.”

•	HFMC anticipates continued net outflows from the Acquired Fund and believes that, although the Acquired Fund has been closed to new investors since April 29, 2016, its performance history over the last few years would likely preclude it from experiencing meaningful future net inflows or growth in assets if it were made available to new investors and changes were implemented to seek to enhance the Fund’s performance.

•	HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses, stamp taxes and other similar transaction costs, which will be borne by the respective Fund, as applicable.

•	The Board considered that the Acquired Fund would be repositioned in connection with the Reorganization and the estimated costs associated with the repositioning, including brokerage commissions and stamp taxes, which may vary depending upon the number of transactions executed. The Board also considered that based on assets as of June 30, 2019 it was anticipated that the Acquired Fund would not distribute capital gains to its shareholders as a result of the repositioning. The Board considered that there would be separate costs to reinvest any cash transferred to the Acquiring Fund after the Reorganization.

•	The Acquired Fund is the larger fund (approximately $191 million in assets versus approximately $43 million in assets for the Acquiring Fund, as of June 30, 2019). HFMC believes that the Acquiring Fund’s investment strategies potentially will provide for more favorable risk-adjusted returns and lower volatility.

•	The share class structure of the Acquired Fund is identical to that of the Acquiring Fund, except that the Acquiring Fund also offers Class R6 shares and that the investment minimum for Classes A, C and I of the Acquiring Fund is $5,000 as compared to $2,000 for the same share classes of the Acquired Fund.

•	The Reorganization does not require shareholder approval.

•	HFMC believes that the Reorganization provides a better resolution for the Acquired Fund as compared to other options, such as keeping the fund as a stand-alone fund, merging the fund into another fund (including that the Acquiring Fund is a better merger candidate than other Hartford Funds identified as potential merger candidates),or liquidating the fund.

•	Shareholders of the Acquired Fund will have the opportunity to exchange their Acquired Fund shares for shares of another Hartford Fund before the Reorganization takes place and without incurring a sales charge, if they do not wish to participate in the Reorganization and become shareholders of the Acquiring Fund.

•	The Reorganization may result in some potential benefits to HFMC and its affiliates, including cost savings, resulting from managing one Combined Fund rather than two separate Funds because the fixed costs involved with operating the Combined Fund will be spread across a larger asset base following the Reorganization. As a result, HFMC may benefit from reimbursing less expenses for the Acquiring Fund under the contractual expense reimbursement arrangement after the closing of the Reorganization.

MANAGEMENT AND PERFORMANCE OF THE FUNDS

The Investment Manager and Sub-Adviser

The Investment Manager

HFMC is the investment manager to each Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc., a Connecticut-based financial services company. Excluding affiliated funds of funds, as of June 30, 2019, HFMC and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $121.3 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser. HFMC is principally located at 690 Lee Road, Wayne, Pennsylvania 19087. Each Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund’s average daily net assets. The Acquiring Fund’s contractual management fee rates are lower than those of the Acquired Fund.

Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Acquired Fund		Acquiring Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE	AVERAGE DAILY NET ASSETS	ANNUAL RATE*
First $500 million	0.9000%	First $500 million	0.6200%
Next $500 million	0.8500%	Next $500 million	0.6000%
Next $4 billion	0.8000%	Next $1.5 billion	0.5800%
Next $5 billion	0.7975%	Next $2.5 billion	0.5750%
Amount Over $10 billion	0.7950%	Amount Over $5 billion	0.5700%

*	From November 1, 2017 to February 28, 2018, the contractual management fee with respect to the Acquiring Fund was 0.7500% of the first $500 million, 0.7000% of the next $500 million, 0.6800% of the next $1.5 billion, 0.6750% of the next $2.5 billion and 0.6700% in excess of $5 billion annually of the Acquiring Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, each Fund paid HFMC the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:

Fund	Effective Management Fee
Acquired Fund	0.90%
Acquiring Fund	0.66%*

* Prior to October 4, 2019, the Acquiring Fund operated as a feeder fund in a master feeder structure. The Acquiring Fund has a management fee rate of 0% to the extent that the Acquiring Fund invests all (or substantially all) of its assets in a master portfolio in a master-feeder structure. The effective management fee reflects the Acquiring Fund’s master portfolio’s effective management fee.

HFMC has entered into a sub-advisory agreement with Wellington Management to perform the daily investment of the assets of the Funds. For such services, Wellington Management receives compensation from HFMC, not the Funds. A discussion regarding the basis for the Board’s approval of the investment management and investment sub-advisory agreements of the Acquired Fund is available in its annual report to shareholders for the fiscal year ended October 31, 2018. A discussion regarding the basis for the Board’s approval of the investment management agreement for the Acquiring Fund is available in its annual report to shareholders for the fiscal year ended October 31, 2018. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement for the Acquiring Fund will be available in its annual report to shareholders for the fiscal year ended October 31, 2019.

“Manager of Manager” Structure

HFMC and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits HFMC, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with HFMC, as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC, in each case without obtaining approval from the respective Fund’s shareholders. Each Fund’s shareholders have approved the operation of the Fund under any “manager of managers” structure, including under (i) the Order and/or (ii) any future law, regulation, guidance or exemptive relief provided by the SEC. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as each Fund’s sub-adviser, and Wellington Management performs the daily investment of the assets of each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,104 billion in assets.

The following individuals have responsibility for the day-to-day management of each Fund:

Acquired Fund

Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2002. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager with an affiliate of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2004. Mr. Maguire joined Wellington Management as an investment professional in 2004.

Acquiring Fund

Eric M. Rice, PhD, Managing Director and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund’s former master portfolio since its inception in 2017 and a portfolio manager to the Fund since its unwinding from the master feeder structure on [October 4, 2019]. Mr. Rice joined Wellington Management as an investment professional in 1997.

Mr. Rice is expected to serve as the portfolio manager for the Combined Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Performance of the Acquired Fund and the Acquiring Fund

The performance information below indicates the risks of investing in each Fund. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com.

With respect to each Fund, the returns:

•	Assume reinvestment of all dividends and distributions
•	Would be lower if the Fund’s operating expenses had not been limited.

With respect to each Fund, the bar charts:

•	Show how the Fund’s total return has varied from year to year
•	Do not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower
•	Show the returns of the Fund’s Class A shares. Because the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of each Fund’s benchmark. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section following the tables.

The Acquired Fund

The year-to-date return for the Acquired Fund’s Class A shares (excluding sales charges) as of June 30, 2019 was 12.13%.

Average annual total returns for periods ending December 31, 2018 (including sales charges)*
Share Classes	1 Year	5 Years	10 Years
Class A − Return Before Taxes	-30.53%	-2.77%	7.33%
– After Taxes on Distributions	-32.93%	-4.84%	6.15%
– After Taxes on Distributions and Sale of Fund Shares	-16.25%	-2.05%	6.03%
Share Classs (Return Before Taxes)
Class C	-27.66%	-2.38%	7.14%
Class I	-26.19%	-1.30%	8.36%
Class R3	-26.68%	-1.86%	7.85%
Class R4	-26.43%	-1.55%	8.13%
Class R5	-26.18%	-1.26%	8.40%
Class Y	-26.19%	-1.22%	8.45%
Class F	-26.19%	-1.28%	8.37%
S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes)	-18.25%	3.30%	10.16%

*	Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010 and performance prior to that date is that of the Acquired Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Acquired Fund's Class I shares.

The Acquiring Fund*

The year-to-date return for the Acquiring Fund’s Class A shares (excluding sales charges) as of June 30, 2019 was 17.17%.

Average annual total returns for periods ending December 31, 2018 (including sales charges)*

Share Classes	1 Year	Since Inception (02/28/2017)
Class A – Return Before Taxes	-15.14%	2.16%
- After Taxes on Distributions	-19.42%	-1.32%
- After Taxes on Distributions and Sale of Fund Shares	-8.80%	0.29%
Share Classes (Return Before Taxes)
Class C	-11.32%	4.78%
Class I	-9.84%	5.77%
Class R3	-10.03%	5.50%
Class R4	-10.07%	5.52%
Class R5	-9.88%	5.73%
Class R6	-9.76%	5.84%
Class Y	-9.84%	5.75%
Class F	-9.80%	5.80%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-9.42%	3.39%

*	Prior to [October 4, 2019], the Acquiring Fund operated as a feeder fund in a master feeder structure. The Acquiring Fund has the same investment objective and investment strategy as its former master portfolio. The performance information reflects when the Fund operated as a feeder fund.

Indices

The MSCI ACWI Index is designed to capture large and mid cap representation across developed markets and emerging markets countries.

The S&P EPAC SmallCap Index is designed to capture the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Performance Notes

Prior to January 1, 2013, the Acquired Fund was managed by Hartford Investment Financial Services, LLC, an affiliate of HFMC, the Funds’ current investment manager. There was no change, however, to the personnel providing services to the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the Valuation Time.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests for the redemption of the Acquiring Fund shares received by the shareholder in the Reorganization.

The Plan requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan in APPENDIX A, which qualifies in its entirety the foregoing summary of the Plan.

Tax Considerations

The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund solely in exchange for their voting shares of the Acquired Fund pursuant to the Reorganization;

(3) the Acquired Fund will not recognize gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities pursuant to the Reorganization, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) the Acquired Fund will not recognize gain or loss on its distribution of the voting shares of the Acquiring Fund to its Shareholders pursuant to the liquidation of the Acquired Fund;

(5) the Acquiring Fund will not recognize gain or loss on its acquisition of all of the assets of the Acquired Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(6) the aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Acquired Fund surrendered in exchange therefor;

(7) the holding period of the voting shares of the Acquiring Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of the Acquired Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) the Acquiring Fund’s basis in the assets of the Acquired Fund received pursuant to the Reorganization will equal the Acquired Fund’s basis in the assets immediately before the Reorganization; and

(9) the Acquiring Fund’s holding period in the Acquired Fund’s assets received pursuant to the Reorganization will include the period during which the Acquired Fund held the assets (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As a condition to the closing of the Reorganization, the Funds will request an opinion from the law firm of Dechert LLP, legal counsel to the Company, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

As of June 30, 2019, neither Fund had any capital loss carryforwards. The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from this. The Acquiring Fund’s ability to use its own capital loss carryovers from prior to the Reorganization, or the capital loss carryovers of the Acquired Fund, if any, to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Based on assets as of June 30, 2019, it is expected that substantially all of the Acquired Fund’s portfolio assets will be sold prior to the consummation of the Reorganization. Prior to the Closing of the Reorganization, the Acquired Fund plans on engaging in transition management techniques, including disposing of securities. On or prior to the Closing Date, the Acquired Fund may declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders of the Acquired Fund such Fund’s net investment income and realized capital gains (after reduction of any available capital loss carryforwards), if any through the Closing Date. As of June 30, 2019, the Acquired Fund had $11,869,159 or $0.73 per share in realized losses and $9,004,553 or $0.56 per share of unrealized depreciation. Taking into account realized losses, unrealized depreciation and that there are no capital loss carryforwards, it is currently anticipated that the Acquired Fund will not distribute capital gains to its shareholders as a result of the repositioning (based on assets as of June 30, 2019). To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution may be taxable to shareholders for federal income tax purposes. [Currently, it is expected that there will be an ordinary income distribution on or prior to the Closing Date.] This may change at the time of the Reorganization based on market conditions, the Acquired Fund’s actual holdings at the time of the Closing Date, and other factors.

Expenses of the Reorganization

HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses and other similar transaction costs including stamp tax, which will be borne by the respective Fund, as applicable.

Accounting Survivor

The Acquiring Fund will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Acquired Fund and the Acquiring Fund are each series of the Company. The Company is a Maryland corporation registered as an open-end management investment company. The Company is governed by its Board, which currently consist of nine (9) directors, eight (8) of whom are not “interested persons” (as defined in the 1940 Act).

Capitalization of the Funds

The following table sets forth the net assets, number of shares outstanding, and net asset value per share, assuming the Reorganization occurred as of August 12, 2019. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Reorganization and assuming the Reorganization occurred as of August 12, 2019. These numbers may differ as of the Closing Date of the Reorganization.

	International Small Company Fund (Acquired Fund)	Global Impact Fund (Acquiring Fund)	Pro Forma Adjustments(1)	Global Impact Fund (Acquiring Fund) Pro Forma(2)
Net Assets
Class A	$ 39,142,028	$ 801,536		$ 39,943,564
Class C	$ 3,042,437	$ 36,617		$ 3,079,054
Class I	$ 11,250,795	$ 11,563,814		$ 22,814,609
Class R3	$ 6,159,906	$ 231,758		$ 6,391,664
Class R4	$ 3,782,966	$ 25,948		$ 3,808,914
Class R5	$ 779,908	$ 12,874		$ 792,782
Class R6	N/A	$ 753,672		$ 753,672
Class Y	$ 41,301,399	$ 332,345		$ 41,633,744
Class F	$ 39,175,201	$ 29,236,307		$ 68,411,508
Total Net Assets	$ 144,634,640	$ 42,994,871		$ 187,629,511
Shares Outstanding
Class A	3,565,236	74,114	55,673	3,695,023
Class C	315,751	3,443	(29,808)	289,386
Class I	1,033,535	1,072,320	10,138	2,115,993
Class R3	555,925	21,763	22,470	600,158
Class R4	339,530	2,408	11,394	353,332
Class R5	69,578	1,207	3,516	74,301
Class R6	N/A	70,464	N/A	70,464
Class Y	3,681,402	31,163	193,026	3,905,591
Class F	3,600,602	2,695,720	10,016	6,306,338
Net Asset Value Per Share
Class A	$ 10.98	$ 10.81		$ 10.81
Class C	$ 9.64	$ 10.64		$ 10.64
Class I	$ 10.89	$ 10.78		$ 10.78
Class R3	$ 11.08	$ 10.65		$ 10.65
Class R4	$ 11.14	$ 10.78		$ 10.78
Class R5	$ 11.21	$ 10.67		$ 10.67
Class R6	N/A	$ 10.70		$ 10.70
Class Y	$ 11.22	$ 10.66		$ 10.66
Class F	$ 10.88	$ 10.85		$ 10.85

(1)	HFMC and not the Funds will bear all of the costs of the Reorganization (which do not include brokerage commissions or similar transaction costs associated with portfolio repositioning). Accordingly, there are no pro forma adjustments to net assets. Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to the Acquired Fund based on its net asset value per share as of August 12, 2019 relative to the net asset value of the Acquiring Fund. The Reorganization is expected to be completed after close of business on November 22, 2019, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)	Reflects pro forma amounts following the Reorganization.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”) serves as the Independent Registered Public Accounting Firm for each Fund. EY is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. EY is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

Shareholder Reports

Shareholders can find important information about each Fund in its annual report dated October 31, 2018 and semi-annual report dated April 30, 2019. A free copy of each Annual/Semi-Annual Report and each Fund’s Prospectus is available on the Funds’ website at www.hartfordfunds.com/prospectuses.html; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.

Share Ownership

[As of [September 27, 2019], all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares.] As of [September 27, 2019], no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B. As of [September 27, 2019], none of the Independent Directors (or their immediate family members) had share ownership in securities of the Fund’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

FINANCIAL HIGHLIGHTS

The financial highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years has been derived from the financial statements audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is included in the Funds’ annual report, which is available upon request. The information for the six month period ending April 30, 2019 for each Fund is unaudited. Footnotes are located on the last page of these financial highlights.

Acquired Fund

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Small Company Fund
For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$ 14.00	$ 0.02	$ (0.14)	$ (0.12)	$ (0.07)	$ (1.76)	$ (1.83)	$ 12.05	0.99%(4)	$ 45,423	1.51%(5)	1.49%(5)	0.41%(5)	13%
C	12.52	(0.02)	(0.14)	(0.16)	—	(1.76)	(1.76)	10.60	0.64(4)	3,749	2.26(5)	2.23(5)	(0.37)(5)	13
I	13.91	0.04	(0.15)	(0.11)	(0.11)	(1.76)	(1.87)	11.93	1.12(4)	13,815	1.20(5)	1.18(5)	0.60(5)	13
R3	14.08	0.02	(0.15)	(0.13)	(0.03)	(1.76)	(1.79)	12.16	0.88(4)	7,077	1.72(5)	1.65(5)	0.28(5)	13
R4	14.18	0.03	(0.15)	(0.12)	(0.08)	(1.76)	(1.84)	12.22	0.99(4)	4,687	1.42(5)	1.35(5)	0.55(5)	13
R5	14.28	0.04	(0.15)	(0.11)	(0.13)	(1.76)	(1.89)	12.28	1.12(4)	906	1.13(5)	1.05(5)	0.68(5)	13
Y	14.29	0.05	(0.15)	(0.10)	(0.14)	(1.76)	(1.90)	12.29	1.18(4)	90,493	1.05(5)	1.00(5)	0.90(5)	13
F	13.93	0.05	(0.16)	(0.11)	(0.14)	(1.76)	(1.90)	11.92	1.16(4)	42,779	1.01(5)	1.00(5)	0.80(5)	13

For the Year Ended October 31, 2018
A	$ 17.51	$ 0.10	$ (2.34)	$ (2.24)	$ (0.20)	$ (1.07)	$ (1.27)	$ 14.00	(13.85)%	$ 51,258	1.46%	1.46%	0.61%	38%
C	15.80	(0.02)	(2.10)	(2.12)	(0.09)	(1.07)	(1.16)	12.52	(14.50)	4,669	2.24	2.22	(0.13)	38
I	17.41	0.14	(2.31)	(2.17)	(0.26)	(1.07)	(1.33)	13.91	(13.55)	23,382	1.08	1.08	0.83	38
R3	17.61	0.07	(2.36)	(2.29)	(0.17)	(1.07)	(1.24)	14.08	(14.02)	7,505	1.70	1.65	0.44	38
R4	17.70	0.12	(2.37)	(2.25)	(0.20)	(1.07)	(1.27)	14.18	(13.71)	5,176	1.40	1.35	0.73	38
R5	17.82	0.18	(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.28	(13.46)	1,922	1.11	1.05	1.04	38
Y	17.83	0.18	(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.29	(13.43)	113,001	1.00	1.00	1.07	38
F	17.42	0.18	(2.33)	(2.15)	(0.27)	(1.07)	(1.34)	13.93	(13.43)	60,870	0.99	0.99	1.12	38

					—Selected Per-Share Data(1)—					— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Small Company Fund – (continued)
For the Year Ended October 31, 2017
A	$ 13.61	$ 0.09	$ 3.87	$ 3.96	$ (0.06)	$ —	$ (0.06)	$ 17.51	29.29%	$ 63,826	1.43%	1.43%		0.59%	36%
C	12.32	(0.02)	3.50	3.48	—	—	—	15.80	28.25	11,541	2.18	2.17		(0.15)	36
I	13.53	0.15	3.84	3.99	(0.11)	—	(0.11)	17.41	29.76	61,910	1.05	1.05		0.97	36
R3	13.69	0.06	3.89	3.95	(0.03)	—	(0.03)	17.61	28.95	9,709	1.69	1.65		0.37	36
R4	13.77	0.11	3.90	4.01	(0.08)	—	(0.08)	17.70	29.35	8,412	1.39	1.35		0.71	36
R5	13.86	0.15	3.93	4.08	(0.12)	—	(0.12)	17.82	29.75	2,241	1.09	1.05		0.99	36
Y	13.88	0.14	3.94	4.08	(0.13)	—	(0.13)	17.83	29.72	157,763	1.00	1.00		0.91	36
F(6)	14.12	0.13	3.17	3.30	—	—	—	17.42	23.37 (4)	74,987	0.98 (5)	0.98	(5)	1.24 (5)	36

For the Year Ended October 31, 2016
A	$ 14.49	$ 0.07	$ (0.83)	$ (0.76)	$ (0.05)	$ (0.07)	$ (0.12)	$ 13.61	(5.31)%	$ 61,507	1.47%	1.47	%(7)	0.48%	43%
B	13.56	(0.07)	(0.75)	(0.82)	—	(0.07)	(0.07)	12.67	(6.05)	318	2.70	2.29	(7)	(0.53)	43
C	13.18	(0.03)	(0.76)	(0.79)	—	(0.07)	(0.07)	12.32	(5.99)	11,202	2.21	2.21	(7)	(0.27)	43
I	14.41	0.11	(0.81)	(0.70)	(0.11)	(0.07)	(0.18)	13.53	(4.90)	66,525	1.11	1.11	(7)	0.83	43
R3	14.58	0.04	(0.84)	(0.80)	(0.02)	(0.07)	(0.09)	13.69	(5.47)	8,954	1.69	1.66	(7)	0.32	43
R4	14.66	0.09	(0.85)	(0.76)	(0.06)	(0.07)	(0.13)	13.77	(5.17)	7,619	1.39	1.36	(7)	0.66	43
R5	14.76	0.21	(0.93)	(0.72)	(0.11)	(0.07)	(0.18)	13.86	(4.92)	1,975	1.10	1.06	(7)	1.51	43
Y	14.76	0.15	(0.84)	(0.69)	(0.12)	(0.07)	(0.19)	13.88	(4.73)	290,395	0.99	0.99	(7)	1.09	43

For the Year Ended October 31, 2015
A	$ 16.85	$ 0.04	$ 0.85	$ 0.89	$ (0.24)	$ (3.01)	$ (3.25)	$ 14.49	7.24%	$ 74,087	1.47%	1.47%		0.27%	55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	(3.08)	13.56	6.64	1,072	2.58	2.16		(0.53)	55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	(3.15)	13.18	6.56	15,623	2.19	2.19		(0.47)	55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	(3.29)	14.41	7.68	77,563	1.09	1.09		0.76	55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	(3.24)	14.58	7.12	10,022	1.69	1.65		0.10	55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	(3.29)	14.66	7.43	7,413	1.39	1.35		0.42	55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	(3.32)	14.76	7.69	476	1.12	1.05		0.75	55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	(3.33)	14.76	7.72	166,480	0.99	0.99		0.82	55

For the Year Ended October 31, 2014
A	$ 17.46	$ 0.07	$ (0.65)	$ (0.58)	$ (0.03)	$ —	$ (0.03)	$ 16.85	(3.33)%	$ 69,074	1.49%	1.49%		0.37%	66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	15.88	(4.16)	2,524	2.52	2.29		(0.58)	66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	15.61	(4.06)	16,752	2.19	2.19		(0.32)	66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	(0.10)	16.76	(3.08)	37,503	1.19	1.19		0.86	66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	(0.02)	16.94	(3.54)	9,399	1.70	1.65		0.20	66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	(0.07)	17.02	(3.22)	6,754	1.40	1.35		0.50	66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	(0.10)	17.11	(2.90)	343	1.10	1.05		0.70	66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	(0.11)	17.12	(2.88)	116,958	0.99	0.99		0.84	66

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)	Not annualized.
(5)	Annualized.
(6)	Commenced operations on February 28, 2017.
(7)	Excluding the expenses not subject to cap, the ratios would have been 1.46%, 2.28%, 2.20%, 1.10%, 1.65%, 1.35%, 1.05% and 0.98% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

Acquiring Fund

					— Selected Per-Share Data(1) —					— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(5)
Hartford Global Impact Fund
For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$ 11.10	$ 0.02	$ 0.83	$ 0.85	$ (0.06)	$ (1.30)	$ (1.36)	$ 10.59	9.38%(6)	$ 766	2.04%(7)	1.13%(7)	0.46%(7)	40%
C	10.93	—	0.83	0.83	(0.03)	(1.30)	(1.33)	10.43	9.22(6)	43	2.84(7)	1.63(7)	(0.07)(7)	40
I	11.05	0.04	0.84	0.88	(0.08)	(1.30)	(1.38)	10.55	9.67(6)	10,767	1.60(7)	0.71(7)	0.80(7)	40
R3	10.98	0.02	0.83	0.85	(0.10)	(1.30)	(1.40)	10.43	9.49(6)	47	2.18(7)	1.11(7)	0.31(7)	40
R4	11.08	0.03	0.83	0.86	(0.09)	(1.30)	(1.39)	10.55	9.53(6)	25	2.01(7)	0.98(7)	0.57(7)	40
R5	11.00	0.04	0.81	0.85	(0.12)	(1.30)	(1.42)	10.43	9.67(6)	13	1.71(7)	0.80(7)	0.76(7)	40
R6	11.01	0.04	0.82	0.86	(0.11)	(1.30)	(1.41)	10.46	9.59(6)	311	1.57(7)	0.68(7)	0.73(7)	40
Y	10.99	0.04	0.82	0.86	(0.12)	(1.30)	(1.42)	10.43	9.64(6)	24	1.65(7)	0.75(7)	0.79(7)	40
F	11.16	0.04	0.84	0.88	(0.13)	(1.30)	(1.43)	10.61	9.67(6)	28,588	1.59(7)	0.69(7)	0.86(7)	40

For the Year Ended October 31, 2018
A	$ 11.63	$ 0.09	$ (0.27)	$ (0.18)	$ —	$ (0.35)	$ (0.35)	$ 11.10	(1.69)%	$ 455	2.35%	1.20%	0.78%	79%
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)	40	3.12	1.64	0.28	79
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)	2,588	1.91	0.79	1.12	79
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)	11	2.60	0.98	0.85	79
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)	23	2.30	1.03	0.88	79
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)	11	1.99	0.85	1.00	79
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)	12	1.88	0.74	1.10	79
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)	22	1.93	0.79	1.15	79
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)	26,117	1.88	0.74	1.10	79

For the Period Ended October 31, 2017(8)
A	$ 10.00	$ 0.06	$ 1.57	$ 1.63	$ —	$ —	$ —	$ 11.63	16.30%(6)	$ 140	5.13%(7)	1.19%(7)	0.76%(7)	50%
C	10.00	0.01	1.56	1.57	—	—	—	11.57	15.70(6)	16	5.94(7)	2.00(7)	0.11(7)	50
I	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60(6)	1,214	4.76(7)	0.86(7)	1.26(7)	50
R3	10.00	0.07	1.56	1.63	—	—	—	11.63	16.30(6)	12	5.54(7)	1.22(7)	0.93(7)	50
R4	10.00	0.07	1.57	1.64	—	—	—	11.64	16.40(6)	12	5.24(7)	1.12(7)	1.01(7)	50
R5	10.00	0.09	1.56	1.65	—	—	—	11.65	16.50(6)	12	4.94(7)	0.95(7)	1.19(7)	50
R6	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60(6)	12	4.84(7)	0.85(7)	1.29(7)	50
Y	10.00	0.12	1.53	1.65	—	—	—	11.65	16.50(6)	12	4.79(7)	0.90(7)	1.63(7)	50
F	10.00	0.10	1.56	1.66	—	—	—	11.66	16.50(6)	26,456	4.74(7)	0.85(7)	1.28(7)	50

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(5)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on February 28, 2017.

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: 5% Record Owners of Fund Shares as of [September 27, 2019]

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this         day of               , 2019, among The Hartford Mutual Funds, Inc. (the “Company”), a Maryland corporation, with its principal place of business at 690 Lee Road, Wayne, PA 19087, on behalf of its series, Hartford Global Impact Fund (the “Acquiring Fund”); the Company, on behalf of its series, The Hartford International Small Company Fund (the “Acquired Fund”); and Hartford Funds Management Company, LLC (for purposes of Section 10.2 only of this Agreement).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund set forth on Exhibit A (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund set forth on Exhibit A (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.             Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.             The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.             The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.             Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

1.5.             Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.             Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1.             The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange on the Closing Date, computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company’s Board of Directors.

2.2.             The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Company’s Board of Directors.

2.3.             The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.             All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.

3.	CLOSING AND CLOSING DATE

3.1.             The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously at a time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Company.

3.2.              Prior to the Closing Date, the Company shall issue instructions directing State Street Bank and Trust Company (“Custodian”), to deliver to itself, as Acquiring Fund Custodian, all the Assets of the Acquired Fund held by it as Acquired Fund Custodian as of the Closing Date in proper form. The Acquired Fund may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the Acquiring Fund and in proper form all of the Assets of the Acquired Fund held by the Custodian as of the Closing Date identifying any Assets that could not be transferred. To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.

3.3.             The Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. An officer of the Transfer Agent shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.             In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of HFMC or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.             Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)          The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)              The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)              No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)        The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)         On the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)         The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)        All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)         No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)           The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2018, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP (“EY”), independent registered public accounting firm, included in its report dated December 28, 2018, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund at April 30, 2019 present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)          Since April 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l)         On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m)       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(n)        All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(o)        The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)        The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(q)       The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.           Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)        The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)        The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)         No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)       The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2018, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by EY, independent registered public accounting firm, included in its report dated December 28, 2018, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)        The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at April 30, 2019 present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)         Since April 30, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)         On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)        For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code;

(l)         All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)        The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)        The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)        The Information Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.             The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the Acquired Fund’s portfolio.

5.2.             The Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.             Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.             The Company, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.             The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.             The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.             The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.             All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.             The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.             The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.             The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.             All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.             The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.             The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.             The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.             The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.             The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.             The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.             On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.             All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.             The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.             The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.	INDEMNIFICATION

9.1.             The Company, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.             The Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.	BROKERAGE FEES AND EXPENSES

10.1.         The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.         The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate.  No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any.  The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.         The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.         The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company’s Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company.

14.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.         This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE Hartford INTERNATIONAL SMALL COMPANY Fund

By:
Name:
Title:

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF Hartford GLOBAL IMPACT FUND

By:
Name:
Title:

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund Share Class	Corresponding Acquiring Fund Share Class*
A	A
C	C
I	I
R3	R3
R4	R4
R5	R5
Y	Y
F	F

* Class R6 shares of the Acquiring Fund are not involved in the Reorganization.

APPENDIX B: 5% RECORD OWNERS OF FUND SHARES AS OF [September 27, 2019]

To the knowledge of the Funds, as of [September 27, 2019], the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund.

Acquired Fund

Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

** May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

Acquiring Fund

Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

** May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

B-1

PART B

The Hartford Mutual Funds, Inc.
690 Lee Road

Wayne, Pennsylvania 19087

Statement of Additional Information

October [9], 2019

This Statement of Additional Information is available to the shareholders of The Hartford International Small Company Fund (the “Acquired Fund”) in connection with the proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Hartford Global Impact Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) in exchange for shares of the Acquired Fund. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial information and related notes, and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference herein:

1.	The Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2019, as restated July 10, 2019 and as may be amended, supplemented or further restated (File Nos. 333-02381 and 811-07589) with respect to the information that pertains to the Acquired Fund and Acquiring Fund only;

2.	The Financial Statements of the Acquired Fund as included in its Annual Report filed for the year ended October 31, 2018 (File No. 811-07589); and

3.	The Financial Statements of the Acquired Fund as included in its Semi-Annual Report filed for the period ended April 30, 2019 (File No. 811-07589).

4.	The Financial Statements of the Acquiring Fund as included its Annual Report filed for the year ended October 31, 2018 (File No. 811-07589); and

5.	The Financial Statements of the Acquiring Fund as included its Semi-Annual Report filed for the period ended April 30, 2019 (File No. 811-07589).

This Statement of Additional Information is not a prospectus. A Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated October [9], 2019, relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds, Inc., P.O. Box 219060, Kansas City, MO 64121-9060 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

For additional information, see each Fund’s annual report dated October 31, 2018 and each Fund’s semi-annual report dated April 30, 2019.

PRO FORMA FINANCIAL Information (Unaudited)

The unaudited pro forma financial information, set forth in narrative format below, is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund as of their most recent semi-annual fiscal period ended on April 30, 2019.

The pro forma financial information is based on the estimates and assumptions set forth in the notes to such information and should be read in conjunction with this unaudited pro forma financial information. The pro forma financial information is being furnished solely for information purposes and, therefore, does not purport to be indicative of the combined financial position or results of operations that might have been achieved if the Reorganization had been consummated on the date or for the periods indicated. In addition, the unaudited pro forma financial information does not purport to be indicative of the financial position or results of operations that may occur in the future.

Narrative Description of the Pro Forma Effects of the Reorganization.

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Plan of Reorganization as if the Reorganization had occurred as of the beginning of the 12-month period ended on April 30, 2019:

2

Acquired Fund	Acquiring Fund
The Hartford International Small Company Fund, a series of The Hartford Mutual Funds, Inc.	Hartford Global Impact Fund, a series of The Hartford Mutual Funds, Inc.

The Reorganization does not require Shareholder approval. The Acquiring Fund will be the accounting survivor of the Reorganization. The pro forma financial information provided herein should be read in conjunction with the annual and semi-annual reports, which are on file with the SEC and are available at no charge.

Note 2 – Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. The Acquired Fund and the Acquiring Fund are both series of the same registered open-end management investment company. The Reorganization will be accomplished by the transfer of all the assets and all the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, the pro-rata distribution of such shares to the shareholders of the Acquired Fund, and liquidation and termination of the Acquired Fund.

The table below shows the number of shares of each class of the Acquiring Fund that Acquired Fund shareholders would have received had the Reorganization occurred on April 30, 2019:

Acquired Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	4,289,274	Class A
Class C	359,469	Class C
Class I	1,309,477	Class I
Class R3	678,550	Class R3
Class R4	444,273	Class R4
Class R5	86,863	Class R5
Class R6*	0	Class R6
Class Y	8,676,204	Class Y
Class F	4,031,993	Class F

* Class R6 shares are not involved in the Reorganization.

In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to the surviving fund (which will be the Acquiring Fund). The table below sets forth the net assets of each Fund and the pro forma net assets of the Combined Fund as of April 30, 2019:

Fund	Net Assets (as of April 30, 2019)
The Hartford International Small Company Fund (Acquired Fund)	$208,930,247
Hartford Global Impact Fund (Acquiring Fund)	$40,585,016
Hartford Global Impact Fund (Pro Forma Combined Fund)	$249,515,263

Note 3 – Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Reorganization had been in effect on the first day of the 12-month period ended April 30, 2019, using the fees and expenses information shown in the Information Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and Acquiring Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the average net assets of the beginning of the 12-month period ended April 30, 2019. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

3

Expense Type	Expense Change	Expense Change (%)
Management Fees(1)	-$584,519	-0.23% (-23 basis points)
Audit(2)	-$33,939	-0.01% (-1 basis point)
Blue Sky (Registration)(2)	-$105,498	-0.04% (-4 basis points)
Board of Director Fees(3)	$0	0.00% (0 basis points)
Prepaid Insurance(3)	$0	0.00% (0 basis points)
SEC Registration(3)	$0	0.00% (0 basis points)
Printing & Postage(3)	$0	0.00% (0 basis points)
Miscellaneous Fees(2)	-$8,176	0.00% (0 basis points)
Legal(3)	$0	0.00% (0 basis points)
Fund Accounting(4)	-$10,365	0.00% (0 basis points)
Pricing Fees(3)	$0	0.00% (0 basis points)
Custody Expense(3)	$0	0.00% (0 basis points)
Total Expense Adjustments	-$742,497	-0.28% (-28 basis points)

(1) Pro Forma management fees reflect the application of the Acquiring Fund’s management fee schedule, which is lower than that of the Acquired Fund. These fees are asset based.

(2) Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(3) These expenses for the Acquired Fund and the Acquiring Fund together equal the Combined Fund Pro Forma expenses.

(4) These fees are asset based.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4 – Portfolio Repositioning

Based on assets as of April 30, 2019, it is expected that substantially all of the Acquired Fund’s portfolio assets will be sold prior to the consummation of the Reorganization. Prior to the Closing of the Reorganization, the Acquired Fund plans on engaging in transition management techniques, including disposing of securities. As part of the transition management techniques, the Acquired Fund plans on selling securities and purchasing securities. It is anticipated that the purchases of such securities will be consistent with the principal investment strategies of the Acquired Fund and the Acquiring Fund. As the Closing Date approaches, the Acquired Fund also may hold a portion of its assets (approximately 43%) in cash and cash equivalents (based on assets as of April 30, 2019). It is also estimated that such portfolio repositioning will result in the Acquired Fund incurring brokerage and other transaction costs, including any potential stamp taxes, of approximately $158,021 (0.03% of the Acquired Fund’s net asset value as of April 30, 2019) prior to the Reorganization. In addition, it is estimated that the Combined Fund after the Reorganization will incur additional brokerage commissions of approximately $22,967 (1 basis point) to reinvest the cash (based on assets as of April 30, 2019). These are only estimates and the actual amount of brokerage commissions and other transaction costs may differ.

Note 5 – Reorganization Costs

Hartford Funds Management Company, LLC (“HFMC”) estimates that the expenses for the Reorganization will be approximately $100,000. These costs include HFMC’s estimate of professional services fees, printing costs and mailing changes related to the Reorganization and do not include brokerage or similar transaction costs associated with the portfolio repositioning. HFMC and not the Acquired Fund or the Acquiring Fund will pay the Funds’ costs of the Reorganization, excluding brokerage or similar transaction costs associated with the portfolio repositioning, regardless of whether the Reorganization is completed.

Note 6 – Accounting Survivor

The Acquiring Fund will be the accounting survivor.

Note 7 – Capital Loss Carryforwards

As of April 30, 2019, neither Fund had any capital loss carryforwards.

4

PART C

OTHER INFORMATION

Item 15.	Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i),or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 16.	Exhibits

1.(i)	Articles of Restatement dated July 12, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(ii)	Articles Supplementary dated August 13, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(iii)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(iv)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(v)	Articles Supplementary dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2011)

1.(vi)	Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(vii)	Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(viii)	Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(ix)	Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(x)	Articles of Amendment dated April 11, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xi)	Articles of Amendment dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xii)	Articles Supplementary dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xiii)	Articles Supplementary dated June 1, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xiv)	Articles Supplementary dated October 31, 2012 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

1.(xv)	Certificate of Correction dated January 24, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xvi)	Articles Supplementary dated February 27, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xvii)	Articles Supplementary dated June 28, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)

1.(xviii)	Articles Supplementary dated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)

1.(xix)	Articles Supplementary dated November 19, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

1.(xx)	Articles of Amendment dated February 25, 2014 (incorporated by reference to Post-Effective Amendment No. 123 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2014)

1.(xxi)	Articles Supplementary dated March 6, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

1.(xxii)	Certificate of Correction dated April 29, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

1.(xxiii)	Articles of Amendment dated May 30, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2014)

1.(xxiv)	Articles Supplementary dated July 23, 2014 (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)

1.(xxv)	Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 134 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 7, 2014)

1.(xxvi)	Articles Supplementary dated November 27, 2014 (incorporated by reference to Post-Effective Amendment No. 136 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2014)

1.(xxvii)	Articles Supplementary dated February 18, 2015 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

1.(xxviii)	Articles of Amendment dated March 24, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxix)	Articles Supplementary dated May 26, 2015 (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

1.(xxx)	Articles of Amendment dated May 28, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxxi)	Articles of Amendment dated July 7, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxxii)	Articles of Amendment dated August 31, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxxiii)	Articles Supplementary dated February 10, 2016 (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

1.(xxxiv)	Articles Supplementary dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

1.(xxxv)	Articles Supplementary dated November 11, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

1.(xxxvi)	Articles Supplementary dated February 23, 2017 (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

1.(xxxvii)	Articles Supplementary dated August 4, 2017 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)

1.(xxxviii)	Articles Supplementary dated February 15, 2018 (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

1.(xxxvix)	Articles Supplementary dated May 9, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)

1.(xl)	Articles Supplementary dated August 23, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)

1.(xli)	Articles of Amendment dated October 9, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)

1.(xlii)	Articles Supplementary dated November 13, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)

1.(xliii)	Articles Supplementary dated February 13, 2019 (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

1.(xliv)	Articles of Amendment dated April 2, 2019 (incorporated by reference to Post-Effective Amendment No. 163 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2019)

1.(xlv)	Articles of Amendment dated May 6, 2019 (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)

1.(xlvi)	Articles of Amendment dated July 8, 2019 (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)

2.	Amended and Restated Bylaws (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

3.	Not Applicable

4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the Information Statement/Prospectus

5.	Not Applicable

6.(i).a	Form of Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)

6.(i).b	Schedules A and B to the Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

6.(ii).a	Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund, Small Company Fund and Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

6.(ii).b	Form of Schedules A and B to Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund, Small Company Fund and Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 164 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 7, 2019)

6.(iii).a	Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

6.(iv)	Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

7.(i).a	Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

7.(i).b	Amendment Number 1 Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

7.(i).c	Form of Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

7.(i).d	Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

7.(i).e	Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)

7.(i).f	Form of Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

7.(i).g	Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

7.(i).h	Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

7.(i).i	Amendment Number 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

7.(i).j	Amendment Number 9 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

7.(i).k	Amendment Number 10 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

7.(i).l	Amendment Number 11 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)

7.(ii)	Form of Selling Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

8.	Not Applicable

9.(i).a	Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

9.(i).b	Amendment Number 1 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2017)

9.(i).c	Amendment Number 2 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)

9.(ii)	Form of Prime Broker Margin Account Agreement (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)

10.(i)	Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class T Shares (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

10.(ii)	Amended and Restated Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)

11.	Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.	Form of Opinion and Consent of Dechert LLP as to tax matters (to be filed by subsequent amendment)

13.(i).a	Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

13.(i).b	Amendment Number One to the Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

13.(i).c	Amendment Number Two to the Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

13.(i).d	Amendment Number Three to the Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

13.(ii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

13.(iii).a	Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

13.(iii).b	Form of Amendment One to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

13.(iii).c	Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

13.(iii).d	Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

13.(iii).e	Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

13.(iii).f	Amendment Five to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

13.(iii).g	Form of Amendment Six to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

13.(iii).h	Amendment Seven to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

13.(iii).i	Amendment Eight to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

13.(iii).i	Amendment Nine to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)

13.(iv)(a)	Form of Amended and Restated Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

13.(iv)(b)	Amendment Number One to Amendment and Restated Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)

13.(iv)(c)	Form of Second Amendment to the Amended and Restated Expense Limitation Agreement (filed herewith)

13.(v)	Form of Global Securities Lending Agency Agreement (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

14.	Consent of Independent Public Accounting Firm (filed herewith)

15.	Not Applicable

16.	Power of Attorney (filed herewith)

17.(i)	Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Mutual Funds dated November 1, 2018 (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

17.(ii)	Code of Ethics of Wellington Management Company LLP dated April 30, 2017 (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Act (17 CFR 230.145c), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the city of Wayne and Commonwealth of Pennsylvania, on the 9th day of September 2019.

THE HARTFORD MUTUAL FUNDS, INC.

By:	/s/ James E. Davey*
James E. Davey
President

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey*	Director, President and Chief Executive Officer	September 9, 2019
James E. Davey

/s/ Amy N. Furlong	Treasurer	September 9, 2019
Amy N. Furlong	(Principal Financial Officer and Principal Accounting Officer)

/s/ Hilary E. Ackermann*	Director	September 9, 2019
Hilary E. Ackermann

/s/ Robin C. Beery*	Director	September 9, 2019
Robin C. Beery

/s/ Lynn S. Birdsong *	Chairman of the Board and Director	September 9, 2019
Lynn S. Birdsong

/s/ Christine R. Detrick*	Director	September 9, 2019
Christine R. Detrick

/s/ Duane E. Hill*	Director	September 9, 2019
Duane E. Hill

/s/ William P. Johnston*	Director	September 9, 2019
William P. Johnston

/s/ Phillip O. Peterson*	Director	September 9, 2019
Phillip O. Peterson

/s/ Lemma W. Senbet*	Director	September 9, 2019
Lemma W. Senbet

/s/ David Sung*	Director	September 9, 2019
David Sung

*By:	/s/ Thomas R. Phillips	September 9, 2019
Thomas R. Phillips, Attorney-in-fact
Pursuant to Power of Attorney (filed herewith)

EXHIBIT INDEX

Exhibit No.	Description
11	Opinion and Consent of Counsel
13.(iv)(c)	Form of Second Amendment to the Amended and Restated Expense Limitation Agreement
14	Consent of Independent Public Accounting Firm
16	Power of Attorney